Income taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income taxes

(12) Income taxes

A reconciliation of income tax expense computed at the statutory federal income tax rate to income taxes as reflected in the financial statements is as follows:

Year ended December 31, 2014
Federal income tax expense at statutory rate	34.0%
Loss prior to C corporation conversion	(7.1)
Permanent differences	(0.6)
Tax credits	7.3
Change in valuation allowance	(33.6)

Effective income tax rate	—%

Deferred taxes are recognized for temporary differences between the basis of assets and liabilities for financial statement and income tax purposes. The significant components of the Company’s deferred tax assets are comprised of the following:

December 31, 2014
Deferred tax assets:
U.S. net operating loss carryforwards	$5,133,763
Tax credit carryforwards	2,623,967
Stock based compensation	916,695
Deferred rent	276,778
Deferred revenue	625,987
Accruals and other	378,976

Total deferred tax assets	9,956,166
Less valuation allowance	(9,956,166)

Net deferred taxes	$—

As of December 31, 2014, the Company had U.S. federal net operating loss carryforwards of $11.4 million, which may be available to offset future income tax liabilities and will expire in 2034. As of December 31, 2014, the Company also had U.S. state net operating loss carryforwards of $11.4 million which may be available to offset future income tax liabilities and will expire in 2034.

As of December 31, 2014, the Company had federal research and development and orphan drug tax credit carryforwards of $0.2 million and $2.4 million, respectively, available to reduce future tax liabilities which expire in 2034.

Under the provisions of the Internal Revenue Code, the net operating loss and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. Net operating loss and tax credit carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders over a three-year period in excess of 50%, as defined under Sections 382 and 383 of the Internal Revenue Code, respectively, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. The Company has completed financing since its inception which may have resulted in a change in control as defined by Sections 382 and 383 of the Internal Revenue Code, or could result in a change in control in the future.

The Company will recognize interest and penalties related to uncertain tax positions in income tax expense. As of December 31, 2014, the Company had no accrued interest or penalties related to uncertain tax positions and no amounts have been recognized in the Company’s statements of operations.

For the year ended December 31, 2014, the Company generated research credits but has not conducted a study to document the qualified activities. This study may result in an adjustment to the Company’s research and development credit carryforwards; however, until a study is completed and any adjustment is known, no amounts are being presented as an uncertain tax position for these years. A full valuation allowance has been provided against the Company’s research and development credits and, if an adjustment is required, this adjustment would be offset by an adjustment to the deferred tax asset established for the research and development credit carryforwards and the valuation allowance.